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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) - JULY 20, 2005




                                   ALLETE, INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                 1-3548                      41-0418150
        (State or other           (Commission                  (IRS Employer
jurisdiction of incorporation     File Number)               Identification No.)
       or organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to Rule 14a-12 under  the Exchange  Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 20, 2005, pursuant to the recommendation of the Executive Compensation Committee, the Board of Directors of ALLETE, Inc. (ALLETE) approved increases to certain director compensation annual retainer fees. Effective May 1, 2005, pursuant to the terms of the ALLETE Director Stock Plan, the cash portion of the annual board retainer fee increased from $20,000 to $23,500, while the annual cash retainer fee for the Audit Committee chair increased from $6,000 to $8,500 and the Executive Compensation Committee chair increased from $4,500 to $5,500.





1                     ALLETE Form 8-K dated July 26, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 ALLETE, Inc.



July 26, 2005                                  James K. Vizanko
                               -------------------------------------------------
                                               James K. Vizanko
                               Senior Vice President and Chief Financial Officer




2                     ALLETE Form 8-K dated July 26, 2005